KEARNY FINANCIAL CORP.


Innovation
Teamwork
Consistency
Professionalism
Strategy
Vision

2013 Investor Presentation

Forward-Looking Statements

This presentation may include certain "forward-looking statements," which are made in good faith by Kearny Financial Corp. (the "Company") pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

These forward-looking statements involve risks and uncertainties, such as statements of the Company's plans, objectives, expectations, estimates and intentions that are subject to change based on various important factors (some of which are beyond the Company's control). In addition to the factors described under Item 1A. Risk Factors in the Company's Annual Report on Form 10-K, the following factors, among others, could cause the Company's financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements:

- the strength of the United States economy in general and the strength of the local economy in which the Company conducts operations,
- the effects of and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rates, market and monetary fluctuations,
- the impact of changes in financial services laws and regulations (including laws concerning taxation, banking, securities and insurance),
- changes in accounting policies and practices, as may be adopted by regulatory agencies, the Financial Accounting Standards Board ("FASB") or the Public Company Accounting Oversight Board,
- technological changes,
- competition among financial services providers and,
- the success of the Company at managing the risks involved in the foregoing and managing its business.

The Company cautions that the foregoing list of important factors is not exclusive. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

Overview

Mission statement

- Kearny is committed to meeting the financial needs of the individuals, businesses, and communities we serve throughout Northern and Central New Jersey.

- By providing a superior level of service, we hope to earn long-term loyalty and become a financial partner for many years to come. Whether it is a loan request, information on a deposit product or assistance with one of our other financial services, we pledge to respond quickly, professionally and in a manner that puts customers' needs first.

- We value and respect our customers and employees and will strive to maintain an environment within which employees will want to work and customers will want to bank.

Company Overview

- Founded in 1884
- 4th Largest publicly traded mutual holding company in the country
- 7th Largest Financial Institution Headquartered in New Jersey
- Market capitalization ($710 million)

($ Millions)	6/30/2013
Assets	$3,145
Net Loans	$1,350
Deposits	$2,371
Equity	$468
Tang. Common Equity/Tang. Assets	11.93%

Note: Financial data as of June 30, 2013; Market data as of October 22, 2013

Kearny Financial Corp.

Kearny Financial Corp. Background

Who we were prior to stock issuance

- Conservative savings bank
- Seasoned acquirer and integrator
- Solid financial condition
- Conservative and well-capitalized balance sheet

Kearny Financial Corp. Background

Who we are today

- Progressive community bank
- Seasoned acquirer and integrator
- Stable financial condition
- Well-capitalized balance sheet

Kearny Financial Corp. Background

Growth through strategic mergers & acquisitions

Seller	Completed	Type	Assets ($000)	Branches
1st Bergen Bancorp	3/31/1999	Thrift	300,755	4
Pulaski Bancorp, Inc. MHC	10/18/2002	Thrift	237,596	6
West Essex Bancorp	7/1/2003	Thrift	390,333	8
Central Jersey Bancorp	11/30/2010	Bank	571,295	13

- Acquire niche talent
- Expand geographic diversity
- Grow market share
- Acquire new business lines
- Leverage capital / second step?

KEARNY FINANCIAL CORP.

Deposit Franchise

Kearny has a meaningful deposit franchise in Northern & Central New Jersey

- 7th largest New Jersey based deposit franchise
- $58.0 million in average deposits per branch
- 41 branch locations across 9 counties throughout Northern and Central New Jersey
- $2.37 billion in deposits as of June 30, 2013


Connecticut
New Jersey
Maryland

(1) Defined as New York-Northern New Jersey-Long Island MSA. Deposit Market Share data as of June 30, 2013
Source: SNL Financial

KEARNY FINANCIAL CORP.

Deposit Market Demographics

...with the ability to attract customers from across Northern & Central New Jersey

Kearny MHC - Deposit Market Share by County

County	Branches	Deposits ($M)	Mkt. Share (%)	Pct. Of Kearny MHC Deposits (%)	Median HH Income ($)	Projected HH Income Change (%)
Bergen	9	794.9	1.91	33.42	79,313	13.9%
Monmouth	13	464.5	2.33	19.53	80,568	14.0%
Hudson	2	453.4	1.57	19.06	50,834	16.6%
Ocean	6	185.1	1.27	7.78	58,812	22.6%
Morris	3	141.3	0.62	5.94	98,113	7.9%
Essex	3	138.1	0.59	5.81	50,878	14.8%
Middlesex	3	124.7	0.49	5.24	77,407	13.1%
Union	1	48.4	0.23	2.03	60,991	21.7%
Passaic	1	28.0	0.26	1.18	53,322	17.1%
	41	2,378.4		100.00		

- Attractive markets: part of largest MSA in the U.S.
- Median household income: $67,805 vs. $50,157 nationwide
- Household income poised to grow
- Opportunities still exist for growth in the market place and through acquisition

(1) Defined as the New York-Northern New Jersey-Long Island MSA
(2) Defined as banks with assets less than $10 billion in the New York MSA with headquarters in NY or NJ
Note: Deposit market share data as of June 30, 2013
Source: SNL Financial

KEARNY FINANCIAL CORP.

Kearny Financial Corp.

Deposit composition and strategies

Deposits - June 30, 2007



Jumbo Time Deposits 14%
Demand 4%
NOW 7%
MMDA & Savings 28%
Retail Time Deposits 47%

Deposits - June 30, 2013



Demand 8%
NOW 15%
Jumbo Time Deposits 16%
MMDA & Savings 36%
Retail Time Deposits 25%

- Internal Strategies
  - Cultural transformation continued in 2013
  - Retail Banking Group training: leadership, professionalism , sales, and customer service
  - Designed tools to help personnel achieve personal and team goals
- Results
  - Growth in core deposit balances continues
  - Increase in demand and NOW accounts

Source: Company Filings

KEARNY FINANCIAL CORP.

Kearny Financial Corp.

Composition of loan portfolio

	June 2007	June 2008	June 2009	June 2010	June 2011	June 2012	June 2013
1-4 Family	64.5%	66.9%	65.9%	65.5%	48.2%	43.8%	36.8%
CRE & Multifamily	18.4%	17.4%	18.9%	20.0%	30.3%	37.8%	49.0%
C&D	1.3%	1.2%	1.3%	1.5%	1.7%	1.6%	0.8%
Consumer	12.7%	10.7%	10.5%	10.8%	8.7%	8.5%	8.2%
C&I	0.5%	0.8%	1.4%	1.4%	8.3%	6.9%	5.2%
Other	2.6%	3.0%	2.0%	0.8%	2.9%	1.4%	0.0%

- Last twelve month net loan growth of 6%
- Loan portfolio mix continues to shift
- Strong growth in CRE & Multifamily category
- Continue to strategically shrink Consumer and 1-4 Family categories

Kearny Financial Corp.

Organic loan growth strategies

- Expand upon expertise in commercial real estate, multifamily, and SBA lending
  - Continue to hire additional commercial lending personnel to improve market share
  - Business development officers continue to work collaboratively with the retail branch network to further develop/strengthen small business deposit, loan, and merchant business relationships
- Rationale for commercial lending over residential lending
  - Commercial lending offers opportunity to lend at higher yields
  - Relationship based commercial lending requires borrower to establish meaningful deposits
- Recent Developments
  - Entered NYC commercial real-estate lending market
  - Focused on originating larger commercial real-estate and multi-family loans
  - Launched new SBA product (discounted guarantee fees)

KEARNY FINANCIAL CORP.

Meaningful strides in lending


$200 MILLION
In Recent Commercial Loans
and Still Counting!
We have the know-how and experience to help with your next project, no matter the size or complexity. So when you're looking for commercial financing, think local.
$10,750,000
Mortgage
Refinance 10
Apartment Buildings
171 Units
$9,500,000
Mortgage
Refinance
40 Unit
Apartment Building
$8,000,000
Mortgage
Refinance
60 Unit
Apartment Building
$7,000,000
First Mortgage
National Retailer,
12,000 sq. ft.
Commercial Building
$6,375,000
First Mortgage
Purchase 2
Apartment
Buildings
$5,000,000
First & Second
Mortgage
6 Building, 55 Unit
120,000 sq. ft.
Commercial Building
Kearny Federal Savings
Central Jersey Bank

Kearny Financial Corp.

NPA / Assets trend

NPAs / Assets



1.35
1.30
1.25
1.20
1.15
1.10
1.05
1.00
0.95
0.90
1.27
1.19
1.22
1.10
1.05
Jun 2012
Sep 2012
Dec 2012
Mar 2013
Jun 2013

Industry Comparison: NPAs / Assets



3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.05%
2.22%
2.65%
2.77%
KRNY
All MHC
New Jersey Publicly Traded
Nationwide Publicly Traded

- Asset quality continues to normalize
- Level of "classified assets" declined by 16.6%
- Minimal level of NPAs as compared to the industry
- Asset quality improvement expected as real estate market firms in New York metro area

(1) All MHCs that are publicly traded
(2) The group is comprised of publicly traded banks and thrifts
Source: SNL Financial

KEARNY FINANCIAL CORP.

Kearny Financial Corp.

Summary income statement

(dollars in thousands, except EPS)	FY 2012	FY 2013
Net Interest Income	$70,180	$66,257
Provision for Loan Losses	5,750	4,464
Loss on sale and write down of REO	3,330	775
Non-Interest Income	5,475	16,338[1]
Non-Interest Expense	58,721	69,425
Restructuring Charge	--	8,688[2]
Income Tax Expense	2,776	2,250
Net Income	**5,078**	**6,506**

1) Includes $9.33 million of securities gains taken as part of the restructuring plan
2) Related to a one-time nonrecurring debt extinguishment expense in March 2013
Source: Company Financial Statements

KEARNY FINANCIAL CORP.

Repurchase activity

- Repurchase summary
  - Kearny has authorized 7 separate repurchase plans retiring 6.3 million shares since 2005 IPO, or 8.7% of the outstanding shares and 29% of the minority shares
  - Over the past 3 months, we have repurchased 120,000 shares at a total cost of $1,210,800
  - Management considers the estimated second step value of the shares when determining repurchase levels
  - KRNY currently trading between 80% to 85% of fully converted tangible book value

Kearny Financial Corp.

Strategic focus - 2014

- Attract and develop stronger customer relationships with a strategic focus on small and middle market businesses
- Enhance current product offerings and business services utilizing the Bank's new technology platforms
- Focus on tactical cost controls while redirecting excess resources to support market share expansion
- Opportunistically deploy excess capital
- Continue to evaluate fee income based business lines such as the acquisition of an insurance agency
- Expand our commercial lending business line by creating or acquiring a C & I lending team

KEARNY FINANCIAL CORP.